imprimis PHARMACEUTICALS

imprimis PHARMACEUTICALS

One Patient. One Physician. One Pharmacist.

Safe Harbor

This presentation contains forward looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements in this release that are not historical facts may be considered such "forward looking statements." Forward looking statements are based on management's current expectations and are subject to risks and uncertainties which may cause Imprimis' results to differ materially and adversely from the statements contained herein. Some of the potential risks and uncertainties that could cause actual results to differ from those predicted include Imprimis' ability to enter into licensing arrangements with pharmacies, physicians and healthcare organizations or to otherwise commercialize its formulations, its ability to obtain intellectual property protection for its assets, the success of additional research and development activities related to its formulations, its ability to accurately estimate its expenses and cash burn, its ability to raise additional funds, its ability to acquire, develop or commercialize new formulations and to enter into strategic alliances and transactions, unexpected new data, safety and technical issues, regulatory and market developments impacting compounding pharmacies, competition and market conditions. These and additional risks and uncertainties are more fully described in Imprimis' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC's web site at www.sec.gov. Undue reliance should not be placed on forward looking statements, which speak only as of the date they are made. Except as required by law, Imprimis undertakes no obligation to update any forward looking statements to reflect new information, events or circumstances after the date they are made, or to reflect the occurrence of unanticipated events.

How Our Business Works

- **IDENTIFY** – We work with pharmacists, physicians, universities and research institutions who are seeking to develop their drug formulation ideas.
- **EVALUATE** – We acquire rights to their formulations and screen for commercial feasibility using our proprietary Asset Review Methodology or ARM™.
- **VALIDATE** – We fund clinical research to support commercialization.
- **COMMERCIALIZE** – We create market demand and engage pharmacy partners to fill orders from doctors, surgical centers, hospitals and other healthcare providers or pursue FDA approval.

imprimis PHARMACEUTICALS

imprimis

The Story of the Creation Of Dropless Cataract Surgery

- Eye drops for cataract surgery patients are expensive, difficult to administer and many patients call doctors' offices with questions
- A physician has an idea: *Eliminate the eye drop regimen altogether and instead administer an injection during his surgeries*
- But … the drugs he wants to inject don't mix well and he calls a pharmacist for help with a new formulation
- A pharmacist, under Mary's doctor's prescription, solves this chemistry problem, formulating a custom drug for Mary
- The new drug is injected into the eye during surgery
- This drug saves Mary hundreds of dollars, eliminates the hassle of using multiple eye drops and leads to a good surgical outcome



The Story of the Creation Of Dropless Cataract Surgery

- The pharmacist and physician believe this drug formulation can help the 2.5M+ cataract patients in the US annually
- They contact Imprimis, who analyzes the opportunity using its proprietary ARM™ process, buys the rights to commercialize the drug formulation and obtains patent protection, if necessary
- Imprimis can now choose an appropriate commercialization pathway to make the drug formulation available in the US
- As a result, patients and their physicians will soon have a new choice … the Dropless Cataract Surgery





Exclusive Strategic Relationship

- Professional Compounding Centers of America (PCCA) is the largest compounding pharmacy organization in North America (4,000+ pharmacy members worldwide)
- PCCA relationship gives Imprimis exclusive access to:
  - Proprietary and proven drug formulations and drug delivery technologies
  - Market data from 100,000+ inbound calls to PCCA per year from PCCA members
  - Exclusive access to PCCA members for pharmaceutical IP development
- Our strategic relationship is exclusive
- PCCA invested $4M into Imprimis at $4.80 per share

Asset Review Methodology (ARM™)



RX Innovation
Pre-Screen Criteria
• IP
• Data
• Reimbursement
• Compoundability
REJECT
Legal Feasibility Assessment
REJECT
ARM™ Phase 1
REJECT
ARM™ Phase 2
Asset Ready to Monetize
Patentability and FTO
Target Product Profile
Medical Need
Commercial Attractiveness
Compoundability Assessment
"Catch-All" Feasibility
Financial Analysis
CMC Analysis
Preclinical Safety Analysis
Clinical Feasibility Analysis
Business Development Analysis
Regulatory Assessment
Payer Evaluation
Affinitity Segmentation

Commercialization Pathways


imprimis
PHARMACEUTICALS

Three pathways to monetize our proprietary assets:

- FDA's 505(b)(2) is a more rapid and less costly regulated approval pathway
- Out-license to our pharmacy network
- Out-license a drug delivery technology to our partners for sale to the pharmacy community

Ophthalmology*

TriMox and TriMox+Vanc Injectable Solutions

Competitive Advantage	Potential for improved compliance and lower costs for patients; Potential for good surgical outcomes and more efficient operations for Surgeons
Customers	Cataract/Cornea, Retina, Glaucoma, and other sub-specialty Ophthalmic Surgeons
Estimated Market Size	$1B[1] Greater than 3 Million surgical procedures performed[2] Greater than 5,200 Ambulatory Surgery Centers in US[3]
Commercialization Status	Proof of concept clinical studies in 1H 2014 Pursue out-licensing model in 2014

*Ophthalmology formulations may be commercialized as a kit – market size is for the kit containing both formulations

1. Market data and assumptions available for review
2. American Academy of Ophthalmology (www.aao.org)
3. http://www.advisory.com/Daily-Briefing/2013/01/31/Ambulatory-surgery-centers-may-soon-outnumber-hospitals

Ophthalmology*

Lyophilized Epinephrine/Phenylephrine + Lidocaine (Shugarcaine)

Competitive Advantage	The only preservative-free, sulfite-free mydriatic solution; Epinepherine causes pupil dilation; prevents Intraoperative Floppy-Iris Syndrome
Customers	Cataract/Cornea, Retina, Glaucoma, and other sub-specialty Ophthalmic Surgeons
Estimated Market Size	$1B[1] Greater than 3 Million surgical procedures performed[2] Greater than 5,200 Ambulatory Surgery Centers in US[3]
Commercialization Status	Pursue out-licensing model in 2014 Conduct further evaluation regarding the 505(b)(2) pathway

*Ophthalmology formulations may be commercialized as a kit – market size is for the kit containing both formulations

1. Market data and assumptions available for review
2. American Academy of Ophthalmology (www.aao.org)
3. http://www.advisory.com/Daily-Briefing/2013/01/31/Ambulatory-surgery-centers-may-soon-outnumber-hospitals

Wound Management

Tranexamic Acid + Bacitracin

Competitive Advantage	Rapid wound closure could reduce post dialysis time significantly; Potential for improved patient care and more efficient operations for dialysis centers
Customers	Commercial dialysis centers
Estimated Market Size	$150-$200 million[1] Greater than 350,000 patients in 2012[2] Greater than 4,100 Dialysis Centers in US[2] 54.6 million treatments per year in US[2]
Commercialization Status	Proof of Concept in 1H 2014 Begin out-licensing to pharmacies pending results of proof of concept studies

1. Market data and assumptions available for review
2. Da Vita (www.davita.com) and Fresenius (www.fmcna.com) 2012 Annual Reports

Urology

Injectable Pentoxifylline Solution

Competitive Advantage	Anti-fibrotic treatment; Potential for significant cost advantage over current treatments; Potential reduction in bruising and penile rupture adverse events
Customers	Patients suffering Peyronie's Disease
Estimated Market Size	$500 million[1] Approximately 1 to 5 million men afflicted in US (ages 20 – 80)[2,3]
Commercialization Status	Proof of Concept studies in 2014

1. Market data and assumptions available for review
2. Peyronie's disease demographics (www.wikipedia.org/wiki/Peyronie's_disease) and (www.webmd.com/erectile-dysfunction/guide/erectile-dysfunction-peyronies-disease)
3. XIAFLEX (www.xiaflex.com) and Auxilium 2012 Annual Report (http://ir.auxilium.com/phoenix.zhtml?c=142125&p=irol-IRHome)

Pain Management

Impracor™

Competitive Advantage	Currently, no approved localized pain treatment for patients who are contraindicated for oral NSAIDs
Customers	Renal compromised patients suffering from joint pain due to arthritis, personal injury or inflammation
Estimated Market Size	$500M[1]
	Approximately 12.5 million prescriptions for topicals in 2012[2,3,4] Voltaren 2011 revenue $142M – 28% market share[2,3,4]
Commercialization Status	Proof of Concept studies in select patient populations in 2014

1. All Market assessments in millions - market data and assumptions available for review
2. http://www.futuramedical.com/content/products/pain_relief.asp
3. http://www.endo.com/investors/financial-reports
4. Wolters-Kluwer PHAST – Topical NSAID market

Management Team



Mark L. Baum

CEO



Andrew R. Boll

VP, Accounting



Jeannette Filippone

General Counsel



Dr. Victor Repkin

IP Analyst



Gary Seelhorst

VP, Corporate Development



Kassie Constantine

Clinical Development Manager

Twelve-Month Execution Strategy

- Launch ophthalmic division in 1H 2014
- Commercialize two ophthalmic formulations (TriMoxVanc and Shugarcaine)
- Ophthalmic division positive cash flow in Q4 2014
- Complete supportive clinical studies for all categories
- Subject to the outcome of proof of concept clinical studies, commercialize wound management formulations in 2014
- Continue to evaluate new opportunities brought through our innovation engine using our ARM™ process


2014
JANUARY
FEBRUARY
MARCH
APRIL
MAY
JUNE
JULY
AUGUST
SEPTEMBER
OCTOBER
NOVEMBER
DECEMBER

Capital Structure

As of September 30, 2013 (unaudited) *Cash Position: $16.8M; No debt*	Number of Shares at Stock Price of $4.50	Number of Shares at $10 Stock Price	Number of Shares at $20 Stock Price	Number of Shares Fully Diluted at $30 Stock Price
Total Common Shares	8,970,364	8,961,583	8,961,583	8,961,583
Total Options - Weighted Avg. Ex. Price $5.41	144,763	597,393	921,832	1,253,454
Total Restricted Stock Units	227,460	447,460	887,460	1,377,460
Total Warrants - Weighted Avg. Ex. Price $5.94	-	710,874	765,962	821,050
Total Common Shares – Diluted	9,342,587	10,717,310	11,536,837	12,413,547
Estimated Market Capitalization	$ 42,041,642	$ 107,173,100	$ 230,736,740	$ 372,406,410

- Options are represented as their cashless exercise share equivalent
- Restricted Stock Units are represented as their share equivalent based on vesting of share price milestones ($10-$30 stock price)
- Certain warrants are represented as their cashless exercise share equivalent
- Certain warrants have no cashless exercise function, Imprimis would receive cash proceeds of approximately $3.79M if fully exercised

Question & Answer

Mark L. Baum, C.E.O.
mark@imprimispharma.com

Imprimis Pharmaceuticals, Inc.
12626 High Bluff Drive, Suite 150
San Diego, California 92130
Tel: 858-704-4040
Fax: 858-345-1745
www.imprimispharma.com

imprimis PHARMACEUTICALS

imprimis

PHARMACEUTICALS

One Patient. One Physician. One Pharmacist.